UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 38	☒

and

Registration Statement Under the Investment Company Act of 1940  ☒

Amendment No. 38

NRM INVESTMENT COMPANY
(Exact Name of Registrant as Specified in Charter)

280 Abrahams Lane
Villanova, PA 19085
Telephone 610-995-0322

(Address of Principal Executive Offices)

John H. McCoy, President,
NRM Investment Company
280 Abrahams Lane
Villanova, PA 19085

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a) of Rule 485

           If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NRM INVESTMENT COMPANY

 December 30, 2010

NRM Investment Company (the “Company”) is a no-load, open-end, diversified investment company with an objective to realize income at least half of which is municipal bond interest income, free from federal income tax.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

                                                                          December 7, 2010

Summary Prospectus	1

Investment Objectives	1

Fees and Expenses of the Fund	1

Annual Fund Operating Expenses	1

Portfolio Turnover	1

Principal Investment Strategies	2

Principal Risks of Investing in the Fund	2

Bar Chart and Table	3

Management	4

Investment Adviser and Portfolio Managers	4

Purchases and Sales of Company Shares	5

Purchases	5

Sales	5

Tax Information	6

More on the Fund	6

Objectives, Strategies, Risks and Holdings	6

Objectives	6

(1) Primary Objectives	6

(2) Secondary Objectives	6

Strategies and Holdings	6

Risks	8

Management, Organization and Capital Structure	10

Management	10

(1) Directors	10

(2) Investment Adviser	10

(3) Portfolio Managers	12

Legal Proceedings	13

Capital Stock	13

Shareholder Information	13

Pricing of Shares	13

Purchase and Redemption of Fund Shares	14

Distributions	14

Frequent Purchases and Redemptions	15

Tax Consequences	15

Financial Highlights	17

Summary Prospectus

Investment Objective

The Fund seeks tax free income from municipal bond investments, taxable income from high dividend paying companies, and protection of principal by investing in selected commodities or companies that produce commodities.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund: (There are no shareholder charges on purchases or reinvestment of dividends, or purchase, redemption or account service fees.)

Annual Fund Operating Expenses
(Expenses deducted from the Fund’s assets)
Management Expenses	.30%
12b-1 Distribution Fees	None
Other Expenses	1.09%
Acquired Fund Fees and Expenses1	.02
Total Annual Fund Operating Expenses	1.41%

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

$146	$453	$728	$1,660

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. In the most recent fiscal year ending August 31, 2010 the Fund’s turnover rate was 38.07%.

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1The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Company’s most recent annual report; the latter does not include Acquired Fund Fees and Expenses.

Principal Investment Strategies

The Company’s primary objective is to maximize and distribute tax free income consistent with prudent investment risk. To achieve this objective, it invests more than half of its assets in municipal bonds producing income free from federal income tax and the balance in cash and a wide variety of other investments blending value and growth.

Principal Risks of Investing in the Fund

The Fund is designed for investors with a moderate tolerance for risk, but you could still lose money by investing in it. The Fund’s municipal bond performance could be hurt by:

●    Income risk, which is the chance that the Fund’s income will decline because of falling interest rates.

●    Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. The risk increases with the length of time to the bond’s maturity. The Fund invests in bonds with maturities of between three and ten years and thus the risk of a decline with such maturities is moderate.

●    Management risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

●    Financial condition of the municipalities that issue the municipal bonds the Fund purchases, which is the chance a municipality may not be able to pay the bond principal and income timely.

The Fund’s performance in its wide range of investments other than municipal bonds could be  hurt by poor selection of investments, adverse domestic or worldwide economic, political or social events, adverse general market conditions that change frequently and cannot be predicted with accuracy, adverse industry or sector conditions, and adverse factors relating to the particular stock issuer.

A risk peculiar to the Fund as a whole is its history as a steel processing plant which has had and currently does have exposure to environmental claims.

Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared with those of broad-based securities market indexes.  How the Fund has performed in the past (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns

For the nine month period ending 9/30/10, the Company had a total return of 7.26%.

During the 10 year period shown in the bar chart, the highest quarterly return was 17.36% (quarter ended 6/30/09) and the lowest quarterly return was -14.87% (quarter ended 9/30/08).

Average Annual Total returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Return Before Taxes	15.96%	-1.21%	1.94%
Return After Taxes on Distributions	15.27%	-1.79%	1.50%
Return After Taxes on Distributions and redemption of Fund Shares	23.19%	-16.86%	-13.44%

Comparative indexes (reflecting no deductions for fees, expenses or taxes)
Barclays 5 year Municipal Bond Index	7.40%	4.50%	5.24%
Merrill Lynch Preferred Stock DRD Eligible Index	12.38%	-12.00%	-3.29%
Composite Index 1	9.39%	-1.50%	2.18%

1 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible. These indexes were used to compare the Company’s results with established benchmarks for asset categories similar to the Company’s investments throughout calendar year 2009.  The results were blended to reflect the proportions of like-kind investments the Company held in its 2008 portfolio forward.  Prior to 2008 the benchmark was 100% Barclays 5 Yr Muni.  The Company selected Merrill Lynch Preferred DRD (Dividend Received Deduction) Eligible as a benchmark as the nearest equivalent to the pass-through treatment the Company shareholders received for QDI (Qualified Dividend Income) from the bulk of its preferred shares it held throughout 2009. The same indexes were used throughout July 2010 during which the Company owned a similar blend of securities. After July 31, 2010, the Company used three indexes to reflect new investments: 60% Barclays 5 Yr. Muni, 20% S&P 500, and 20% CPI.

After Tax returns are calculated using the historical highest individual federal marginal income tax rates that do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401K plans or individual retirement accounts and certain annuities.

Management

Investment Adviser and Portfolio Managers

The Company’s investment adviser is Haverford Financial Services, a federally registered investment adviser with its principal office located at Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania. One of the Company’s managers is Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, who joined the adviser in 2003 and has over 27 years of investment experience; the other manager is John H. Donaldson, Vice President and Director of Fixed Income who joined the adviser in 2006 and has over 30 years of investment experience.

Purchases and Sales of Company Shares

Purchases

Initial Purchase:   Those wishing to make purchases of the Company's shares must contact the Company’s transfer agent, First National Trust Company, 532 Main Street, Johnstown, Pa., 15901 and comply with the agent’s customer identification program. Upon receipt of an application form from the purchaser, accompanied by any necessary funds, the agent will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form.  Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share.  Initial purchases must be for at least one share.

Subsequent Purchases:  Upon receipt of additional funds, First National Trust Company will purchase additional shares (including fractional shares) in the same manner as above.  Except for reinvested dividends, additional purchases must be for at least one share.

Sales

The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power.  If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form.  In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request(s) must be guaranteed by a member firm of a national securities exchange or a commercial bank. Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

Payment will be made as soon as possible after receipt of a redemption request, and in the absence of unusual circumstances, no later than seven days after receipt of the request. Unusual circumstances which could delay payment are those determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit.

Tax Information

Interest income distributed from tax exempt municipal bonds will be tax free to you so long as the Fund holds more than half of its assets in such bonds; the balance will be taxable to you as ordinary income, capital gains, or a combination of the two unless you are investing in a tax-deferred arrangement.

More on the Fund

Objectives, Strategies, Risks and Holdings

Objectives

(1) Primary Objective

The Company’s primary objective is to maximize and distribute income available for use by its shareholders. To achieve this objective, it will for the foreseeable future invest in a portfolio producing income which is free from federal income tax, or taxed at relatively low rates under current Internal Revenue Code provisions.

(2) Secondary Objective

The Fund's secondary objective is to preserve and grow capital.

Strategies and Holdings

To accomplish its objectives, the Fund will invest at least half of its assets in state and municipal bonds, the income from which is exempt from federal income tax to the Company, in small amounts of cash or equivalents for temporary holding, and the rest in equities which will include common stock of domestic or foreign companies, a real estate investment trust, and mutual funds holding stock and mutual funds, and trusts holding commodities or commodity derivatives. Illustrating the foregoing, at the close of the Company’s fiscal year (August 31, 2010) 59% of the Company’s assets were invested in state and municipal bonds, 17% in equities, 7% in cash,2 and 17% in all other investments. However, the Company in conjunction with its adviser has concluded that to achieve its principal objective of achieving the greatest total, after tax return from investments, it may without additional shareholder approval purchase any kind of security or commodity that will achieve this objective.

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2 Approximately 5% of the cash was set aside to redeem shares from the estate of a deceased shareholder. That redemption, for 200,000 shares from the Gilbert Estate, occurred on September 15, 2010.

Assisting the Company in reaching its objectives, it has employed an investment advisory firm that acts through an Investment Selection Committee (“Committee”) to be aware of and analyze worldwide market conditions that affect the Company’s income production and capital preservation and growth objectives. The Committee members consider economic, political and social events in the United States and abroad including such factors as current interest rate yields, stock market valuation levels, and diversification. They will also consider valuations and events peculiar to target companies issuing those securities, the risks entailed, and their growth potential to achieve a total return. The Committee’s fixed income portfolio manager attends the Company’s regular meetings and advises its directors.

In pursuing the Company’s secondary goals of safeguarding the Company’s bond portfolio, the Committee members will be aware of and analyze the state and municipal bond market and will initially recommend bonds with stated maturities from purchase in the intermediate range of three to ten years, with competitive rates, with little risk of principal and rated "A" or better by Standard & Poor or Moody's rating service. For example, at the close of the Company’s fiscal 2010 year the average effective duration was 3.84 years. Future payment of timely interest and principal payments is highly dependent upon the issuer’s ability to generate sufficient cash especially in economic scenarios adverse to the issuer’s particular circumstances.  For both taxable and non-taxable investments, the adviser takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

However investors must be aware that only the Committee’s initial recommendations will follow the Company’s past practices of investing more than half of its portfolio in municipals with minimum risk. Its long-term objectives and strategy are to focus on income and preservation of capital (adjudged for inflation). Accordingly the Company, following the Committee’s advice or the Committee acting with blanket authority from the Company’s board of directors may at any time on its own initiative change from the initial or like investments to more speculative ones to achieve the primary object of income realization and secondary object of growth.

Risks

The principal risks of investing in the Fund were named above in the summary prospectus. The following is an elaboration of those risks.

Generally the risks associated with the Company's investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns.  Further, market rates of interest have a direct bearing upon the value of the Company's securities regardless of the status of the issuers.  The Company depends upon counsel for municipal issuers to opine upon the tax-free status of the investments.  A risk inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax-free may have since lost qualified status.

Other risks of investing in the Company's portfolio in any municipal issue include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payments or payments on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases.

The risks of investing in common shares reflect domestic or worldwide economic, political or social events, adverse general market conditions that change frequently and cannot be predicted with accuracy, adverse industry or sector conditions, and adverse factors relating to the particular stock issuer in question such as loss of financial strength, loss of competitive advantages in the marketplace, and accompanying downgrades by rating agencies. The risk is generally, but certainly not always, greater when investing in small or mid-sized corporations, which are more vulnerable to adverse conditions and the risk is still greater when the portfolio holding the shares is non-diversified. If the shares are in foreign corporations, the risk is still greater because of responses to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability.

The risks of investing in other securities are:

(1) There are special risks in investing in derivatives. Because of the numerous factors going into the price it is difficult for the most experienced trader to predict price movements, which are often volatile. A significant additional risk with purchasing and maintaining a derivative is the frequent use of leverage whereby losses can be magnified. Certain credit risks must likewise be considered. For derivatives involving futures transactions in established markets, the investor assumes the risk of default by an exchange clearinghouse; for privately negotiated two or multiple party transactions, the investor is exposed to default by the counterparty or counterparties.

(2) Commodities and funds holding commodities are ordinarily speculative investments involving the purchase or sale of a staple for future delivery. The risks are similar to those of a derivative in that many contracts are leveraged and numerous and difficult to predict factors account for the contract price at any given time.

(3) Real estate trusts are likewise leveraged and own interests in assets, which are relatively illiquid. In adverse economic conditions vacancy rates frequently increase lowering the income of the trust and the value of its underlying assets; if trust interests are redeemed under such conditions, the trust may have to sell its properties in a depressed market to acquire cash to meet its redemption obligations. Other factors that may affect the value of real estate trusts include interest rate changes, competition for tenants, real estate taxes, environmental laws and zoning laws.

In general, the investments the Company makes will be subject to all of the market risks generally associated with conditions within the municipal issuer, within the issuer's industry or sector, or within the economy as a whole. Although the Company will purchase only such investments, as the adviser believes to be undervalued, there is no certainty that this objective will be met.

An additional risk peculiar to this Company is remaining liability it may have for activities it conducted before it became an investment company in 1979. They arose and were related to the Company's activities when it was an operating steel processing plant. In the past, the Company settled matters brought in the District Court for the Eastern of Pennsylvania and elsewhere, involving such environmental issues.

The United States Environmental Protection Agency has made inquiry about still another matter in the form of a special notice letter asking the Company to participate in a cleanup; the Company believes that its responsibility as argued by EPA is doubtful and declined to participate. However, until more is known, for the indefinite future the matter should be regarded as material and significant. Although the Company will defend vigorously any action that might be brought, the EPA (or a parallel state agency) may reassert that the Company is liable and prevail in formal action for reimbursement, supported by existing evidence or evidence that may be discovered in the future.

Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

Management, Organization and Capital Structure

Management

(1) Directors

The Company’s Board of Directors manages the business and affairs of the Company. The Company's by-laws provide for five directors and all positions are filled.  Two of the directors serving, namely John H. McCoy, Jr. and George W. Connell, are “interested persons" within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting attended.  There are normally four meetings per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

(2) Investment Adviser

The Company’s investment adviser had previously been Haverford Investment Management, Inc. (“HIM”), a federally registered investment adviser with its principal office located at Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania.  On September 18, 2008 the Company’s adviser became and remains Haverford Financials Services (“HFS”). At its regular combined shareholder and directors’ meeting in December 2009, the shareholders and directors voted unanimously to reappoint HFS for 2010.

HFS is a federally registered investment adviser providing portfolio management services to its clients.  Its officers and employees are the same of those of HIM.  Additionally, HFS officers and employees are also officers and employees of The Haverford Trust Company (“HTC”), which had been the investment adviser to the Company from November 1992 until the change to HIM in 2004.

HFS and HTC share various services such as investment research, accounting and operational services in addition to corporate offices.  The Investment Committees of HFS and HTC are identical.

HFS provides investment services to the Company on a fully discretionary basis.  Its activities include making purchases and sales of securities after considering the Board’s specific or blanket suggestions, the Company’s investment policies, the provisions of the Company’s registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986.

Mr. George W. Connell, a 1958 graduate of the University of Pennsylvania, is HFS’s Vice Chairman, Director and sole shareholder.  Mr. Joseph J. McLaughlin, a 1981 graduate of St. Joseph’s University, is HFS’s Chairman, CEO, President and Director.

In additional to being Vice Chairman of HFS, Mr. Connell is also the Vice Chairman, Director and sole shareholder of HTC and the CEO of Haverford Trust Securities, Inc., a broker-dealer subsidiary of HTC.  Mr. Connell was formerly an organizer, a sole shareholder, chairman, chief executive officer and chief investment officer of Rittenhouse Financial Services (“RFS”), a firm that the John Nuveen Company acquired on September 1, 1997.  Previously, RFS was the Company’s adviser.  Afterward, Mr. Connell became the principal of HTC and has been involved in these financial entities since then.

In addition to being Chairman, CEO and President of HFS, Mr. McLaughlin is also the Chairman, CEO and member of the Board of Directors of HTC.  Previously, Mr. McLaughlin was vice president and manager of the Private Client Group of RFS.  Prior to joining HTC, he was a vice president at JP Morgan & Company and a manager at Peat, Marwick, Mitchell & Co.  He is a Certified Public Accountant.

Since November 27, 1992 (when RFS contracted to become the Company’s adviser), the members of the Company's Board of Directors (1) have reviewed or have had the opportunity to review at the quarterly meetings all purchases and sales of the Company's portfolio and (2) have directed RFS and its successors to maintain records. For non-advisory services, the Board also arranges for (3) the services of an independent certified public accountant; (4) custodial and transfer agency services; (5) the computation of net asset value by its non-auditing accountant and HFS; (6) the providing of fidelity bond coverage; (7) the providing of other administrative services and facilities necessary to conduct the Company's business; and (8) the providing of certain legal and auditing services necessary to comply with federal securities laws.  The Company assumes all expenses therefore.

For the services provided by HFS, the Company pays it, in quarterly installments, at the annual rate of .3% the fair market value of the portfolio measured quarterly.

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund’s annual report to shareholders for the period ending August 31, 2010.

(3) Portfolio Managers

The Fund is primarily advised by two investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The SAI provides additional information about the portfolio managers and other accounts managed and ownership of Fund shares.

Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003 and has over 27 years of investment experience. Mr. McLaughlin received a B.S. degree from St. Joseph’s University.

John H. Donaldson, Vice President and Director of Fixed Income, joined Haverford in 2006 and has over 30 years of investment experience.  Mr. Donaldson received a B.A. degree from the University of Pennsylvania.

Legal Proceedings

There are no legal proceedings pending against the Company. However, the Environmental Protection Agency has issued a special notice letter to the Company as explained above under the heading of “Risks.”

Capital Stock

As of September 23, 2010, the Company's president and chairman of the board, John H. McCoy owned beneficially and of record approximately 85% of the Company's outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 99.9% of the Company’s outstanding shares. Redemption of a significant number of shares by one or more of these shareholders could require the Company to distribute or liquidate portfolio securities to obtain all or a portion of the redemption proceeds.  The distribution of portfolio securities or liquidation of such securities under these circumstances could be disadvantageous to the Company's remaining shareholders and could so reduce the Company's total assets that continued operation, as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. (See “Risks”)  If the major shareholders redeemed and an environmental claim were assessed against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant and seriously threaten the ability of the Company to operate.

Shareholder Information

Pricing of Shares

The net asset value per share for purposes of both purchases and redemptions is determined by the Company’s accountant and Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received.  It is computed by dividing the value of all portfolio securities and other assets, minus ascertainable liabilities, by the number of shares outstanding on such date.   Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value.  With respect to the Company’s investment in other open-end management investment companies registered under the Investment Company Act, the Company’s net asset value is calculated based upon the net asset values for those investment companies. The prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effect of using fair value pricing.  Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company’s Board of Directors. The effect of fair value pricing for Company assets other than securities with market quotations may result in a different net asset value from amounts that would arise from actual securities sales.    Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.

Purchase and Redemption of Fund Shares

The summary prospectus is incorporated herein. In addition to that information, the following may be useful information to shareholders: At the instance of a redeeming shareholder having shares of a value of $10,000 or more, the Company shall redeem his shares by distributing readily marketable securities owned by the Company valued on the above valuation date in the same manner as they would be for determining the Company’s net asset value.3 The redeeming shareholder seeking marketable securities may apply to redeem all but not less than all of his shares held on the date of the redemption request. On the date of the redemption, the shareholder will receive marketable securities and, possibly, cash (for rounding) with a fair market value on the valuation date equal to the net asset value of the shares being redeemed.

Distributions

The Company normally distributes its investment company income quarterly and its capital gain net income at least annually. In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November.

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3 For shares purchased within six months of the date of redemption where the redemption proceeds are the Company’s securities, the Company shall distribute securities with a tax basis to the Company as close as possible to the purchase price the redeeming shareholder paid for his shares. For other shares being redeemed for Company securities, the Company shall distribute securities with a basis determined by multiplying the Company’s basis for all of its securities by a fraction the numerator of which is the total number of shares being redeemed and the denominator of which is the total number of shares outstanding on the date of redemption.

In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares.  In determining amounts of capital gain to be distributed, any capital loss carryforwards from prior years will be offset against current capital gains.

All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

Frequent Purchases and Redemptions

The Company’s transfer agent will apply its risk assessment and other related procedures to all of the Company’s stock issuances, redemptions and monetary transactions of which it is aware and which is under its control. The Company’s Board of Directors has also adopted policies and procedures regarding frequent purchases and redemptions of shares. The Company has traditionally reserved the right to reject any purchase, and in the event of market abuse of any kind would reject the purchase request and close the account of any person attempting to engage in frequent purchases and redemptions.

Tax Consequences

The Company qualified for the fiscal year ended August 31, 2010 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code.

In general Subchapter M permits proportionate, pass-through tax treatment to the Company’s shareholders of income an investment company earns, with the result that the shareholders are responsible for the tax as opposed to the distributing company. With its authority to invest in a wide range of securities, distributions from the Company could include a variety of income taxable at different rates. The major items to be expected in the immediate future are dividend income the Company receives from corporations, mutual funds, distributions from real estate investment trusts, long or short-term capital gain income when the Company sells parts of its portfolio at a net profit, and tax free income from its portfolio of municipal bonds and notes.

Taxes on distributions of capital gains are determined by how long the Company owned the portfolio shares it sold resulting in a net profit. Holdings of more than a year are generally long term. The time the shareholder held his shares is not relevant to determining the long term or short-term nature of the dividend. Long-term capital gains are taxed to the individual shareholder of the Company at the maximum rate of 20% beginning with the 2011 calendar year; short-term gains are taxed at ordinary income rates.

The tax on non-municipal interest passed through to a shareholder is at ordinary income rates.

All non-exempt distributions are taxable to the shareholders even if they are paid from income or gains earned by the Company before the shareholder’s investment and were accordingly included in the purchase price.

For so long as the Company invests one-half or more of its portfolio income in state and municipal bonds, it will pay related "exempt-interest" dividends to its shareholders as items of interest excludable from their gross income.  For the immediate future the Company intends to maintain a greater than 50% investment in such bonds; however the board of directors or the investment adviser may at any time make investments in other securities of more than 50% of the portfolio, resulting in income from municipals being taxed to the shareholders at ordinary income rates.

Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.  For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were acquired by the Company from interest on Pennsylvania State and Local Government obligations.

If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend.  If a shareholder redeems any shares between dividend record dates, the amount of any undistributed dividend income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

Although exempt interest dividends are excludable from shareholders’ gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under Section 86 of the Internal Revenue Code.

Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which may in whole or in part include shares issued by the Company) will not be deductible by the borrower.  Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence.  To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders.  This discussion is not intended as a substitute for careful tax planning.  Accordingly, investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

Shareholders will be advised annually within 60 days from the end of the Company's taxable year as to the federal income tax consequences of distributions made during the year, and will be similarly advised after the end of each calendar year.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years.   Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by ParenteBeard LLC independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

Financial Highlights

Years Ended August 31, 2010, 2009, 2008, 2007, and 2006

	2010	2009	2008	2007	2006
Per Share Data (for a share outstanding throughout the indicated year)

Net asset value, beginning of year	$3.069	$3.480	$3.551	$3.938	$3.900

Net investment income (loss)	.114	.138	.321	(.131)	.110

Net realized and unrealized gain (loss) on investments	.181	(.454)	(.336)	(.088)	.059

Total from Investment Operations	.295	(.316)	(.015)	(.219)	.169

Less distributions:
Dividends from capital gains	-	-	-	(.025)	(.021)
Dividends from net tax-exempt income	(.052)	(.045)	(.024)	(.064)	(.086)
Dividends from net taxable income	(.062)	(.050)	(.032)	(.079)	(.024)

Total Distributions	(.114)	(.095)	(.056)	(.168)	(.131)

Net Asset Value, End of Year	$3.250	$3.069	$3.480	$3.551	$3.938

Total Return (Loss)	9.71%	(9.20%)	(0.37%)	(5.79%)	4.40%

Ratios/Supplemental Data

Net assets, end of year (in thousands)	$11,437	$10,797	$12,557	$12,815	$14,209

Ratio of expenses to average net assets	1.39%	1.40%	1.33%*	8.62%	1.05%

Ratio of net investment income (loss) to average net assets	3.58%	4.70%	9.23%	(3.43%)	2.77%

Portfolio turnover rate	38.07%	17.27%	9.27%	18.00%	88.85%

* Excludes the recovery of environmental claims and related costs.

NRM INVESTMENT COMPANY

December 30, 2010

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. A prospectus may be obtained without charge upon request, by calling the Fund’s Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund’s assistant secretary, Edward Fackenthal, collect at 484 318 7979 or contact him at his email address efackental@aol.com. Much of the information contained in this statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading the Prospectus of the Company.

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NRM INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION
December 30, 2010

STATEMENT OF ADDITIONAL INFORMATION	i

FUND HISTORY	1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS	1
Investment Objectives and Policies	1
Risks	3
Investment Policies and Restrictions	3
Disclosure of Portfolio Holdings	5

MANAGEMENT OF THE FUND	6

FISCAL YEAR DIRECTORS’ FEES	8

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	8

ADVISORY SERVICES	9

PORTFOLIO MANAGERS	10

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	12

THE COMPANY'S COMMON STOCK	13

PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING	13

OTHER INFORMATION OF INTEREST TO INVESTORS	13
Accounting	13
Compliance	14
Custodian and Transfer Agent	14
Auditors	14
Counsel	14

TAXATION OF THE FUND	14

PERFORMANCE DATA	16

Report of Independent Registered Public Accounting Firm and Financial
Statements	Exhibit

FUND HISTORY

          The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co.  Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant.  On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end management investment company.

DESCRIPTION OF THE FUND; ITS INVESTMENTS AND RISKS

Investment Objective and Policies

The Company is an open-end, diversified, management investment company.   As stated in the Prospectus, for the immediate future it intends to invest at least fifty percent of its assets in State and Municipal Bonds. However, the Company at any time may elect to exceed fifty percent of its assets in securities other than State and Municipal Bonds, or hold cash for future investments, expenses or redemptions.

State and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses, and loans to other public institutions and facilities.  In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities.  Such obligations are included within the term "Municipal Bonds" if the interest paid thereon is exempt from federal income tax.  Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States.  Bond counsel to the respective issuing authorities render opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes at the time of issuance.  Neither the Company nor the adviser will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information.  The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

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The issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected. As explained in the prospectus, General Obligation bonds are those secured by the taxing authority of the issuer; the risks inherent in such investments are that interest rates may increase lessening the value of the bonds, or that the municipality by reason of insolvency, bankruptcy, or court imposed bar on collection would prohibit or postpone payment. Revenue bonds imply additional risk. Unlike general obligation bonds, these bonds are dependent entirely upon the income from the operation financed by the borrowing and not upon the municipality’s general taxing power. Should the project fail the Fund would lose its investment. Private Activity Bonds bear still greater risk. Here the borrower although an issuer of the debt is a private concern borrowing funds from a conventional lender through a program created by an authority; should the borrower's project fail, there is no recourse to the municipality and the Fund would lose its investment.

For the immediate future, the Fund will invest the balance of its assets (i.e. the amounts remaining after investing at least 50% in municipal bonds) in equities, real estate investment trusts, mutual funds holding stock and mutual funds holding commodities such as precious metals, and mutual funds holding other instruments.

Should the Company’s primary objectives of preserving capital and generating after tax income and secondary objective of growth of principal require, it will change the foregoing strategy by investing in other income producing instruments or other instruments the Selection Committee of the investment adviser believes to be undervalued. This would include a wide variety of investments described in the Prospectus focusing on income and total return with a secondary objective of capital growth. Accordingly, when in view of the Board and the Adviser (taking the secondary objective into account) it will achieve a suitable total return, the Company will invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities; real estate investment trusts, bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, commodities of any kind; and convertible bonds and convertible preferred stock.

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Risks

Risks inherent in investing even in large capitalization issuers is the inability of the directors or their adviser to predict shifts in general or sector economic conditions which might have an adverse effect on the value of the shares or other instruments the Fund purchases. Also, particular issuers in which the Fund invests may suffer reversals regardless of outside economic conditions leading to depression in value of their stock or other instruments and a consequent downturn in net asset value of the Fund and its shares.

For reasons explained in “RISKS OF INVESTING IN THE FUND” section of the Prospectus, the Company may be liable for environmental harm.  A material matter was settled in June 2008; however, the EPA has demanded information from the Company and the Company’s successor about another environmental site, which could lead to a claim, and there could be still other claims not now known to the Company or any of its personnel.

In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations, which may be changed only by a vote of a majority of the outstanding shares of the Company as required by Sections 8 and 13 of the Investment Company Act of 1940.

Investment Policies and Restrictions

The Company may not:

1.           Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company's assets at the time of such borrowing.  (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

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2.           Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

3.           Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

4.           Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company's investment objective, policies, and restrictions may be deemed to be underwriting;

5.           Purchase or sell real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein) and may invest in real estate investment trusts.

6.           Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors), which at the time of purchase had been in operation for less than three years.

7.           Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in paragraph 1. above. As therein provided, such borrowing will not be for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient;

8.           Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company's stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company; nor will the Company invest more than 5% of its assets in any other investment company, or more than 10% of its assets in all other investment companies combined.

9.           Knowingly invest more than 10% of the value of the Company's assets in securities with legal or contractual restrictions on resale; and,

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10.           Invest 25% or more of its total assets in any one issuer or in securities of nongovernmental issuers engaged in related trades or businesses.

The foregoing percentage limitations will apply at the time of the investment or other transaction and, except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction.  The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three business days; should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such portion of the debt as is necessary to maintain the 10% ratio. Also, borrowing is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.

Disclosure of Portfolio Holdings

The individuals, entities and entity employees who have continuous and unrestricted access to records of the Company’s portfolio are its Board Members who act as a committee-of-the-whole in advising investments, the Company’s investment adviser who ultimately decides on investments on a discretionary basis, the Company’s bank custodian which holds all of the portfolio, participates in pricing the holdings, and the Company’s non-auditing accountant who keeps records of the purchases and sales and who also participates in pricing (all of the foregoing being knows as “Access Persons.”).

As a condition to the Company’s ongoing appointment or employment of the Access Persons, they have pledged to the Company to treat the Company’s holdings as confidential and, accordingly, not to disclose the holdings, purchases and sales, planned purchases, and all related discussions and deliberations to others except as required by law (such as with publicly available filings with government agencies or in periodic reports). Access Persons may freely disclose portfolio information to all other Access Persons, and periodically the Company will make its portfolio known to the employees of the Company’s auditing firm.

The Company has adopted an Ethics Code that bars Access Persons from trading in securities the Company has traded in or has contemplated trading in for the duration of a fifteen day “blackout period” as defined in the Code and likewise bars trading in initial or limited public offerings except as the Code permits in exceptional circumstances. The Code has monitoring provisions wherein Access Persons are required to report their individual purchases and sales directly or indirectly to a compliance officer who reports, independently, to the board. The Code also has sanction and disgorgement provisions applied to an Access Person who has violated Code provisions.

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No less frequently than annually, the compliance officer reports to the Board about the operation of the ethics code procedures and reports no less frequently than quarterly of any apparent past violations. The officer reports immediately about ongoing violations.

MANAGEMENT OF THE FUND

The Fund is managed by its Board of Directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. The Board appoints the Company's officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:

Name, Address and Age	Position with Registrant	During Past Five Years

John H. McCoy* 280 Abrahams Lane Villanova, PA 19035 88 Years Old	Director, Chairman, and President	**Former President of National Rolling Mills, Inc., a steel rolling plant. Prior thereto, he was President and Director of National Rolling Mills Co.
Raymond H. Welsh 1735 Market Street, 36th floor, Philadelphia, Pennsylvania 19103 78 Years Old	Director	Senior vice president of UBS Financial Services, Inc.
Joseph Fabrizio 423 Weldon Drive West Chester, Pa., 19380 52 Years Old	Director	C.P.A. for Rainer and Co., an accounting firm.

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Name, Address and Age	Position with Registrant	During Past Five Years

Anthony B. Fisher 116 Glenn Road Ardmore, Pennsylvania 19003 58 Years Old	Director	Principle of Risnychok and Associates Inc., an insurance agency specializing in surety and property and casualty insurance to the construction industry.
George W. Connell* #3 Radnor Corporate Ctr. Suite 450 100 Matsonford Road Radnor, PA 19087 73 Years Old	Director

Vice Chairman, Director and sole shareholder of HFS, the Company's investment adviser; Vice Chairman and sole shareholder of The Haverford Trust Company; CEO and Director of Haverford Trust Securities, a broker-dealer subsidiary of The Haverford Trust Company.

*  Interested Director – Mr. McCoy owns a majority of the shares of the Company and Mr. Connell is the Principal of the Company’s Investment Adviser.

**Retired for more than five years.

The Board performs all of the functions prescribed for Corporations by Section 1721 Pennsylvania Associations Code.  As it relates to purchases and sales of portfolio securities, the Board meets quarterly and functions as a committee-of-the-whole to consult with the Adviser who has discretionary authority.

Investments by McCoy and Connell in the Company each exceed $100,000.00.

As explained under “Disclosure of Portfolio Holdings,” the Company and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act.  Except as provided therein, the codes bar personnel and others known as “access persons” from investing in securities during a “blackout period” that were or may be purchased or held by the Company. The codes are on file with and are available from the Securities Exchange Commission.

To meet all applicable fiduciary rules, the Company’s adviser employs a service to vote the proxies of the voting securities held for the Company.

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Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers.  The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses. For the past year the payments were as follows:

NRM INVESTMENT COMPANY’S FISCAL YEAR DIRECTORS’ FEES

MEETING DATE	MCCOY	FISHER	CONNELL	WELSH	FABRIZIO	TOTAL
09/17/2009	$400.00	$400.00	$400.00	$400.00	$400.00	$2,000.00
01/10/2010	400.00	400.00	400.00	400.00	400.00	2,000.00
04/01/2010	400.00	400.00	400.00	400.00	400.00	2,000.00
06/17/2010	400.00	400.00	400.00	400.00	400.00	2,000.00
F/Y Total	$1,600.00	$1,600.00	$1,600.00	$1,600.00	$1,600.00	$8,000.00

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 3, 2010, John H. McCoy owned beneficially and of record 2,817,679 shares of the Company's outstanding voting securities and controlled the Company.  His control is sufficient to appoint all members of the Board of Directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders.  The Company's principal shareholders (those owning five percent or more) are as follows:

Name and Address	Percentage of Ownership

John H. McCoy 280 Abrahams Lane Villanova, PA 19035	85%
George Connell #3 Radnor Corporate Ctr. Suite 450 100 Matsonford Road Radnor, PA 19087	10.4%

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The percent owned is based on the number of outstanding shares of common stock at 3,318,452.   All such shares are owned of record and beneficially.  All officers and directors of the Company, as a group owned as of October 3, 2010, 95.4% of the Company's common voting stock.

ADVISORY SERVICES

Investment Advisor

Haverford Financial Services, Inc. (“HFS”) located at Three Radnor Corporate Center, Suite 450, Radnor, PA 19087-4546 has been retained by the Company to act as investment adviser, to make discretionary sales and purchases for the Company’s portfolio, under an advisory agreement dated December 15, 2005, effective January 1, 2006, with an HFS sister company, Haverford Investment Management, Inc. (“HIM”), and assigned to HFS effective October 18, 2008. Theretofore HIM acted as advisor, performing non-discretionary or purely consulting services for the Board of Directors, following the provisions of a contract dated November 30, 1992. That contract was with Rittenhouse Financial Services.  Rittenhouse eventually by assignment of September 3, 1997 transferred the advisory contract to Rittenhouse Trust Company, which in turn changed its name to Haverford Trust Company.  Haverford Trust Company in turn, in January 2004 organized a wholly owned subsidiary named HIM.  The Company at its quarterly board meeting combined with its annual shareholder meeting resolved to contract with HIM for the calendar year 2005. At the 2008 shareholder’s meeting, the Company contracted with HIM’s assignee HFS for 2009 and that contract was renewed in December 2009 for the calendar year 2010 and in December 2010 for the calendar year 2011.

The sole shareholder of HFS is George Connell who controls the adviser.  His qualifications, affiliations, and business history are contained in the Prospectus. He is a Board member of the Company and accordingly an interested person.

9

Under the Advisory Agreement, HFS assumes responsibility to the Company as provided in the Prospectus, to make purchases and sales of securities on a discretionary basis and to adhere to the provisions of the Investment Advisers Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay HFS, on a quarterly basis, a fee of .3% of the assets under management, valued quarterly. In determining net asset value, the Company accrues HFS's fees on a daily basis.

For the fiscal year ending August 31, 2008, the Company paid HIM $40,680. For the fiscal year ending August 31, 2009 the Company paid HFS $30,123. For the year ending August 31, 2010 the Company paid HFS $33,268. For the year 2011 it is the intention to pay HFS at the contracted rate of .3% of the assets under management.

During the past fiscal year the following broker/dealers acted as principals in selling investments to the Company.  They also furnished research, security and economic analysis to the adviser and to the Company’s Board, but not as a direct result of any trade or series of trades:

R.W. Baird
FTN Financial

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Haverford Trust Company compensates the Fund’s portfolio managers for their management of the Fund.  The portfolio managers’ compensation consists of a salary.  The portfolio managers’ overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products.  Compensation is not based upon Fund or account performance, but is based on quantitative and qualitative factors. These may include the Adviser’s and its parent’s profitability, investment ideas, teamwork, leadership and overall contributions.

10

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Name	Dollar Range of Fund Shares*
Joseph J. McLaughlin, Jr.	$1 - $10,000
John H. Donaldson	None
*Valuation date is August 31, 2010.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below is subject to a performance-based advisory fee. The information below is provided as of August 31, 2010.

Name	Registered Investment Companies		Other Pooled I nvestment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph J. McLaughlin, Jr.	1	40,784,387.56	0	$ 0	86	375,189,800
John H. Donaldson	0	$ 0	0	$ 0	4	144,664,824

Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Purchases and sales of portfolio debt securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company.  Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices.  The Company will also purchase underwritten issues.  When purchasing equity issues the directors have authorized the Adviser to execute transactions that may result in the Company paying some commissions.  For the years ending 2007 and 2008, the Company paid no commissions on its purchase of equity investments or no loads on the purchases of mutual funds. In the year ending August 31, 2009, the Company paid commissions of $3000. In the year ending August 31, 2010, the Company paid commissions of $8,538.

The policy of the Adviser will be to seek "best execution" when placing portfolio transactions for the Company.  "Best execution" means prompt and reliable execution at a price the Adviser has reason to believe represents the lowest cost, including any commission in the case of a purchase, or, in the case of a sale, the greatest proceeds reasonably available.  Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisory Agreement authorizes the Adviser to place orders for the purchase and sale of the Company's securities with brokers or dealers who provide the Adviser with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used.  The Adviser in connection with its services to their advisory clients may also use these various services.  The extent and continuation of this policy is subject to the review of the Company's Board of Directors.  However, during the past fiscal year, the Adviser received no research material from any broker or dealer.

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The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal 1991) when the Company deems it desirable to sell or purchase securities.  The Company's portfolio turnover rates during the fiscal years ended August 31, 2010 and August 31, 2009 were 38.07% and 17.27% respectively.

THE COMPANY'S COMMON STOCK

The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania.  Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights.   Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares are not restricted in either trading or retaining, there are no material obligations associated with owning the Company's shares other than investment risk and litigation risks described in the Prospectus,1 and there are no preemptive, conversion or cumulative voting rights.  Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.

PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING

The Company’s shares are offered to the public as described in the Prospectus.  There are no special purchase plans or methods; and there are no sales loads of any kind. Shares are offered to the public at net asset value determined as described in the prospectus. The Company has no underwriter.

OTHER INFORMATION OF INTEREST TO INVESTORS

Accounting

Raymond J. Keefe, a certified public accountant with principal offices at 288 Lancaster Ave. Malvern, Pa 19355, provides certain administrative services to the Company.  Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annual financial statements, computes its net asset value and net income under the supervision of the adviser, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission.   Mr. Keefe bears all expenses in connection with the performance of his services.  For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $7,200 plus additional hourly compensation for additional or unanticipated work.

___________________
1 See the additional risk described in the Prospectus under the heading of Risks of Investing in the Fund.

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Compliance

The Company employed its solicitor, Edward Fackenthal as its Compliance Officer.  For services rendered in this regard the Board will compensate him at the rate of $185.00 per hour for time spent.

Custodian and Transfer Agent

First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 ("First National") serves as the Company’s Custodian and Transfer Agent.   As Custodian, First National holds the Company’s assets subject to the instructions of the Company’s officers.

Auditors

ParenteBeard LLC independent registered independent accounting firm, with offices at 1200 Atwater Drive, Ste. 225, Malvern, Pa., 19355 serves as the Company's auditors.  The financial statements of NRM Investment Company appearing in the  2006, 2007, 2008 and 2009 annual reports to shareholders for the years ended August 31, for each of those years have been audited by Beard Miller Company LLP independent auditors, as set forth in their reports thereon included therein, and are incorporated by reference into this Statement of Additional Information. On October 1, 2009, the audit practice of Beard Miller Company LLP was combined with ParenteBeard LLC.

Counsel

Edward Fackenthal, The Law Office of Edward Fackenthal, 1945 Swedesford Road, Malvern PA 19366, counsel to the Company, passes upon the legality of the shares offered hereby.

TAXATION OF THE FUND

As stated in the prospectus, the Company is qualified under Subchapter M of the Internal Revenue Code (the “Code”); Subchapter M provisions normally permit a deduction for the Company from its taxable income for distributions made to the Company's shareholders from its earnings.  A failure to qualify under Subchapter M would result in a Company tax based upon its earned income, and an additional tax on the shareholders based upon their distributions.

14

In general, a tax is imposed upon the Company based upon its investment company taxable income and its net capital gains, which in each case are not distributed to its shareholders. In general, the Company's investment company taxable income will be its taxable income (determined for the most part in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction.  The Company's capital gains subject to tax are computed separately and are based upon the excess of its long-term capital gains over its net short-term capital losses. Unlike ordinary corporations, the Company will not recognize a gain when distributing property to its shareholders in redemption of its stock. The Company intends to distribute “exempt-interest” dividends as described in the Company's Prospectus and distribute at least 98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year.   Accordingly, it is unlikely that the Company will pay any income tax.  However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax.  To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary, or capital gain income, in proportion to the Company's receipt of such income. (Note the holding periods specified in the Prospectus).  Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company's income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital.

The Company is a personal holding company as defined by Sec. 542 of the Code.  Retained income will be taxed at the highest corporate tax rate.  The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities.  The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company's ability to make investments in securities generating taxable income without having to first make an accumulated earnings and profits distribution.

15

If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See “Dividends." The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of a shareholder's holding period of shares of the Company. Any short-term capital gain distributions are taxable to shareholders as ordinary income. The Company may derive gains in part from municipal obligations purchased below principal or face values; all or a portion of these gains may be taxable as ordinary income rather than capital gains. All capital gain distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company’s taxable year.

State and Local.  Depending upon the extent of the Company's activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.

The foregoing discussion, as well as that contained in the Company's Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders.  No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

PERFORMANCE DATA

Average Annual Return

NRM Investment Company
Total Return Calculation
Through August 31, 2010

16

	Annualized Return NRM	Ending Redeemable Value $1000 Invested

1 Year	9.71%	$1,097.10

5 Year	-0.48	976.16

10 Year	2.16%	1,238.52

Past performance is not predictive of future performance
* Index key
Prior to 2008: 100% Barclays 5 Yr Muni
2008 thru 7/31/10: 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible
Beginning 7/31/10: 60% Barclays 5 Yr Muni/ 20% S&P500/20% CPI

17

PART C
OTHER INFORMATION

Exhibit Index and Following Items

Item 28 – Exhibit Index

(a)

(i)	Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(1)

(ii)	Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(2)

(iii)	Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(3)

(b)

(i)	By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(1)

(ii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(2)

(iii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(3)

(iv)	Amendment to By-Laws of December 15, 2005 are incorporated by reference to the N1a filing of August 31, 2006, being Amendment 32, as Exhibit 23(b)(4)

(c)	None

(d)
Investment Advisory Agreement dated December 15, 2005 incorporated by reference to the N1a filing of August 31, 2006, being Amendment 32, attached thereto as 23(d)(1). Restatement incorporated by reference to the N1a filing of November 17, 2009, being Amendment 35, attached thereto as 23(d)(2).

(e)	Not applicable

(f)	Not applicable

(g)

(i)	Custodian Agreement, dated March 9, 2000 is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(g)(1)

(h)

(i)	Administration Agreement is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(h)(1)

(i)	Opinion of Counsel, attached as 28(i).

(j)

(i)	Consent of Edward Fackenthal attached as 28 (j)(i)

(ii)	Consent of ParenteBeard LLCattached as 28(j)(ii).

(k)	None

(l)	None

(m)	None

(n)	None

2

(o)	n/a

(p)
Ethics Code - is incorporated by reference to the N1a filing of January 16, 2001, being Amendment 26, as Exhibit O; its restatement is incorporated by reference to the N1a filing of November 17, 2009, being Amendment 35, attached thereto as 23(p).

Item 29	Not applicable

Item 30
Under the Company’s bylaws the Company with certain exceptions indemnifies its directors and officers against expenses incurred defending claims relative to Company business and the Company has the power to purchase and maintain liability insurance on behalf of the same individuals.

Item 31
The business of HFS, Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

Item 32	Not applicable

Item 33
Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave. Malvern, Pa., 19355 except records relating to the custody of the Company's assets and the shareholder records which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 and Registrant’s articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, 280 Abrahams Lane, Villanova, Pa., 19085.

Item 34	Not applicable

Item 35	Not applicable

3

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on December 7, 2010.

/s/ Joseph Fabrizio
Joseph Fabrizio

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on December 7, 2010.
.

/s/ Raymond H. Welsh
Raymond H. Welsh

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on December 7, 2010.
.

/s/ George W. Connell
George W. Connell

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on December 7, 2010.

/s/ Anthony B. Fisher
Anthony B. Fisher

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on December 7, 2010.

NRM INVESTMENT COMPANY

By: /s/ John H. McCoy
John H. McCoy
President

          Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John H. McCoy	President (Chief Executive Officer)	12/7/10
John H. McCoy

          The Post-Effective Amendment No. 38 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

JOSEPH FABRIZIO
RAYMOND H. WELSH
GEORGE W. CONNELL	DATE 12/7/10
ANTHONY FISHER

NRM Investment Company Financial Statements August 31, 2010

NRM Investment Company

Page

Independent Auditors’ Report	1

Financial Statements	2

Statement of Assets and Liabilities	2

Schedule of Investments	3-5

Statement of Operations	6

Statement of Changes in Net Assets	7

Financial Highlights	8

Notes to Financial Statements	9-14

NRM Investment Company

August 31, 2010

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
NRM Investment Company

We have audited the accompanying statement of assets and liabilities of NRM Investment Company (the Fund), including the schedule of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ ParenteBeard LLC

Malvern, Pennsylvania
October 29, 2010

1

NRM Investment Company
Statement of Assets and Liabilities August 31, 2010

2010
Assets
Investments at fair value (cost $11,730,832)	$11,385,534
Interest and dividends receivable	89,205
Prepaid expenses	1,583

Total assets	11,476,322
Liabilities
Accrued expenses and other liabilities	39,819

Net assets, applicable to 3,518,449 outstanding shares, equivalent to $3.25 a share	$11,436,503

See notes to financial statements

2

NRM Investment Company
Schedule of Investments Year Ended August 31, 2010

	Principal Amount or Shares	Fair Value
Municipal Bonds –58.7%
General Obligation Bonds – 9.7%
Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at 100 (AMBAC)	250,000	$265,176
Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15, callable 8/1/12 at 100 (FGIC)	300,000	329,388

Pittsburgh, Pennsylvania, Refunding, 5.25%, due 9/1/16	100,000	115,101
Puerto Rico, 5.50%, due 7/1/17	250,000	278,995
Will County, Illinois, 5.0%, due 11/15/24	100,000	110,452

Total General Obligation Bonds		1,099,112

Housing Finance Agency Bonds - 1.9%
California Housing Finance Agency, Home Mortgage, 10.25%, due 2/1/14, callable 2/1/99 at 100	20,000	20,472
Louisiana LOC Government Environmental Facilities Community Development Authority, Multi-family Housing, 4.25%, due 4/15/39, put 4/15/16 at 100.00	190,000	194,571

Total Housing Finance Agency Bonds		215,043

Other Revenue Bonds – 47.1%
Parkland, Pennsylvania School District, 5.375%, due 9/1/15 (FGIC)	170,000	201,136
Montgomery County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/10	250,000	251,790
Allegheny County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/11 (MBIA)	100,000	104,700
Philadelphia, Pennsylvania Gas Works, 18th Series, 5.00%, due 8/1/11 (CIFG)	300,000	309,351
Pennsylvania Infrastructure Investment Authority, 5.00%, due 9/1/12	500,000	545,750
Pennsylvania State Higher Educational Facilities Authority, 5.50%, prerefunded 1/01/16	350,000	391,227
Harrisburg, Pennsylvania Recovery Facilities, 5.00%, mandatory put 12/1/33	425,000	431,320
Philadelphia, Pennsylvania Wastewater, 5.00%, due 7/1/14	250,000	283,325
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14, callable 12/1/10 at 101 (AMBAC)	155,000	156,325

See notes to financial statements

3

NRM Investment Company
Schedule of Investments Year Ended August 31, 2010

	Principal Amount or Shares	Fair Value
Municipal Bonds – 58.7% (Continued)
Other Revenue Bonds – 47.1% (Continued)
St. Louis Missouri Municipal Finance Corporation, Leasehold venue (County Justice Center), 5.25%, due 2/15/15, callable 2/15/12 at 100 (AMBAC)	50,000	$51,793
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15, callable 12/1/10 at 101 (AMBAC)	140,000	141,193
Allegheny County Sanitation Authority, Sewer Revenue, 5.00%, due 12/1/23, callable 12/1/15 at 100	300,000	320,337
Allegheny County, Pennsylvania Higher Educational Building Authority, 5.50%, due 3/1/16, callable 6/15/12 at 100 (AMBAC)	150,000	173,218
Pennsylvania State Higher Educational Facilities Authority, 5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)	100,000	106,573
Philadelphia, Pennsylvania Gas Works, Fourth Series, 5.25%, due 8/1/16, callable 8/1/13 at 100	250,000	283,885
Chester County, Pennsylvania Health and Educational Authority (Devereux), 5.00%, due 11/1/18	405,000	428,259
Tobacco Settlement Financial Corporation, New Jersey, 5.00%, due 6/1/19 , callable 6/1/17 at 100	200,000	200,098
Pennsylvania State Public School Building Authority, 5.00%, due 5/15/22	150,000	160,915
Pennsylvania State Higher Educational Facilities Authority (University of Pennsylvania Health System), 4.75%, due 8/15/22, callable 8/15/19 at 100	150,000	160,254
North Carolina Medical Care Community Mortgage Revenue (Chatham Hospital), 5.25%, due 8/1/26, callable 2/1/17 at 100 (MBIA)	235,000	244,050
Virginia Port Facilities Authority, 4.50%, due 7/1/30, callable 7/1/19 at 100	200,000	208,728
Pennsylvania State Higher Educational Facilities Authority, 6.00%, due 1/15/31	200,000	206,202

Total other revenue bonds		5,360,429

Total municipal bonds (cost $6,427,972)		6,674,584

Common Stocks – 16.8%
Altria Group, Inc.	4,500	100,440
AT & T, Inc.	2,000	54,060
Bristol Myers Squibb Co.	2,750	71,720
Caterpillar, Inc.	1,000	65,160

See notes to financial statements

4

NRM Investment Company
Schedule of Investments Year Ended August 31, 2010

	Principal Amount or Shares	Fair Value

Common Stocks (Continued) – 16.8%
Conocophillips	1,250	$65,537
Consolidated Edison, Inc.	1,750	83,178
DuPont E.I. DeNemours & Co.	1,200	48,924
Eaton Corp.	1,750	69,480
Exelon Corp.	1,750	71,260
Genuine Parts Co.	1,000	41,930
Glaxosmithkline PLC, ADR	2,500	93,500
Home Depot Inc.	2,000	55,640
Intel Corp.	4,000	70,660
Johnson & Johnson	1,000	57,020
Kimberly Clark Corp.	1,500	96,600
Kraft Foods Inc., Class A	2,000	59,820
Lockheed Martin Corp.	500	34,760
M&T Bank Corp.	500	42,820
McDonalds Corp.	900	65,754
Merck & Co., Inc.	2,750	96,690
NYSE Euronext	3,000	83,220
Procter & Gamble Co.	1,250	74,587
Royal Dutch Shell, PLC, ADR	1,500	79,575
Sysco Corp.	2,000	54,980
Total Fina Elf SA, ADR	2,000	93,300
VF Corp.	850	59,985
Verizon Communications	1,500	44,295
Waste Management Inc.	2,500	82,725

Total common stocks (cost $1,935,399)		1,917,620

Other Securities – 17.8%
Capital Trust, Inc. – REIT	70,000	116,900
Ishares Comex Gold Trust	35,140	429,411
SPDR Gold Trust	3,650	445,592
JPMorgan Chase & Co Aleran ML ETN	4,700	149,648
Pimco Real Return Strategy Fund	58,035	446,292
Vanguard Precious Metals & Mining Fund	21,544	440,153

Total other securities (cost $2,602,127)		2,027,996

Short-Term Investments - at Cost Approximating Fair Value - 6.7%
Federated Pennsylvania Municipal Cash Trust #8 – (Cost $765,334)	765,334	765,334

Total investments - 100% (cost $11,730,832)		$11,385,534

See notes to financial statements

5

NRM Investment Company
Statement of Operations Year Ended August 31, 2010

Investment Income
Interest	$259,711
Dividends	301,201
560,912
Expenses
Investment advisory fees:	33,635
Custodian fees	18,025
Transfer and dividend disbursing agent fees	1,800
Legal and professional fees	81,069
Directors’ fees	8,000
Insurance	1,567
Capital stock tax	5,057
Miscellaneous	7,934

Total expenses	157,087

Net investment income	403,825

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investment transactions	(985,719)
Net unrealized appreciation of investments	1,622,695

Net realized and unrealized gain on investments	636,976

Net increase in net assets resulting from operations	$1,040,801

See notes to financial statements

6

NRM Investment Company
Statement of Changes in Net Assets Years Ended August 31, 2010 and 2009

	2010	2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$403,825	$486,420
Net realized loss from investment transactions	(985,719)	(985,094)
Net unrealized appreciation (depreciation) of investments	1,622,695	(684,194)

Net increase (decrease) in net assets resulting from operations	1,040,801	(1,182,868)

Distributions to Shareholders	(401,100)	(335,957)

Capital Share Transactions	54	(241,182)

Total increase (decrease) in net assets	639,755	(1,760,007)

Net Assets, Beginning of Year	10,796,748	12,556,755

Net Assets, End of Year	$11,436,503	$10,796,748

See notes to financial statements

7

NRM Investment Company
Financial Highlights Year Ended August 31, 2010

	2010	2009	2008	2007	2006

Per Share Data (for a share outstanding throughout the indicated year)

Net asset value, beginning of year	$3.069	$3.480	$3.551	$3.938	$3.900

Net investment income (loss)	.114	.138	.321	(.131)	.110

Net realized and unrealized gain (loss) on investments	.181	(.454)	(.336)	(.088)	.059

Total from investment operations	.295	(.316)	(.015)	(.219)	.169

Less distributions:
Dividends from capital gains	-	-	-	(.025)	(.021)
Dividends from net tax-exempt income	(.052)	(.045)	(.024)	(.064)	(.086)
Dividends from net taxable income	(.062)	(.050)	(.032)	(.079)	(.024)

Total distributions	(.114)	(.095)	(.056)	(.168)	(.131)

Net asset value, end of year	$3.250	$3.069	$3.480	$3.551	$3.938

Total return (loss)	9.71%	(9.20%)	(0.37%)	(5.79%)	4.40%

Ratios/supplemental data:
Net assets, end of year (in thousands)	$10,797	$10,797	$12,557	$12,815	$14,209

Ratio of expenses to average net assets	1.39%	1.40%	1.33%*	8.62%	1.05%

Ratio of net investment income (loss) to average net assets	3.58%	4.70%	9.23%	(3.43%)	2.77%

Portfolio turnover rate	38.07%	17.27%	9.27%	18.00%	88.85%

* Excludes the recovery of  environmental claims and related costs.

See notes to financial statements

8

NRM Investment Company
Notes to Financial Statements August 31, 2010

1.	Nature of Business and Significant Accounting Policies

Nature of Business

NRM Investment Company (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to maximize and distribute income and gains on a current basis. Its secondary objective is preservation of capital. The Fund generally invests in both bond and equity markets and is subject to the risks and uncertainty inherent therein. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Valuation of Investments

Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service. This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates. Securities for which market quotations are not readily available are valued by the investment advisor under the supervision and responsibility of the Fund’s Board of Directors. Investments in securities that are traded on a national securities exchange are valued at the closing prices. Short-term investments are valued at amortized cost, which approximates fair value.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes. Interest income is recorded on the accrual basis for both financial and income tax reporting. Dividend income is recognized on the ex-dividend date. In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Discounts are accreted over the life of the security.

Transactions with Shareholders

Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

The Fund adopted guidance on accounting for uncertain tax positions during the year ended  August 31, 2010. The adoption did not have an impact on the Fund’s net assets or changes in net assets.

9

NRM Investment Company
Notes to Financial Statements

August 31, 2010

1.	Nature of Business and Significant Accounting Policies (Continued)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Investment Advisor and Management Fees and Other Transactions with Affiliates

The Fund has an investment advisory agreement which provides that the Fund pays to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual rate of .30% of the Fund’s net asset value. The chief executive officer of the investment advisor is on the Board of Directors of the Fund. Furthermore, the Fund’s president and chairman of the Board owns 80.1% of the Fund’s outstanding shares as of August 31, 2010.

3.	Cost, Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $4,131,733 and $4,724,967, respectively, during the year ended August 31, 2010.

At August 31, 2010, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized depreciation of investment securities is $345,298 (aggregate gross unrealized appreciation of $367,732, less aggregate unrealized depreciation of ($713,030).

4.	Fair Value Measurements

The Fund adopted guidance on fair value measurements, issued by  the Financial Accounting Standards Board (FASB) ASC 820-10, “Fair Value Measurements”. ASC 820-10 establishes a fair value hierarchy that prioritizes the inputs to valuation methods used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of fair value hierarchy under ASC 820-10 are as follows:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical unrestricted assets or liabilities.

Level 2 - Quoted prices in markets that are not active, or inputs that are observable either directly or indirectly, for substantially the full term of the asset or liability.

Level 3 -  Prices or valuation techniques that require inputs that are both significant to fair value measurement and unobservable (i.e. support with little or no market value activity).

10

NRM Investment Company
Notes to Financial Statements

August 31, 2010

4.	Fair Value Measurements (Continued)

For financial assets measured at fair value on a recurring basis, the fair value measurement by the level within the fair value hierarchy used as at August 31, 2010 are as follows:

Description	Total	(Level 1 - Quoted Prices in Active Markets for Identical Assets)	(Level 2 - Significant Other Observable Inputs)	(Level 3 - Significant Unobservable Inputs)
Municipal bonds	$6,674,584	$-	$6,674,584	$-
Common stocks	1,917,620	1,917,620	-	-
Other securities	2,027,996	2,027,996	-	-
Temporary cash investments	765,334	765,334	-	-

Total	$11,385,534	$4,710,950	$6,674,584	$-

5.	Environmental Liability

The Fund operated a steel processing factory between 1974 and 1979. During this period, it disposed of a relatively harmless chemical waste product consisting of a weak ferrous chloride solution. The independent transporters represented that its destination was at an approved site. Following various investigations beginning in the 1980’s and continuing to the present, the United States Environmental Protection Agency (EPA) determined that property on Broad Street in Doylestown, Pa. was used as an unapproved disposal site for many hazardous chemicals. In March 2008, it designated the site, called Chem-Fab, a National Priority “Super Fund” site requiring environmental remediation. Among the chemicals supposedly deposited there was ferrous chloride. Operations at Chem-Fab included ferrous chloride of greater strength than the Fund’s waste product. The EPA, supported by what it deems to be relevant documents and a witness statement, determined that the Fund and three others were responsible parties for disposal at Chem-Fab, and pursuant to statutory authorization, invited the four to participate in investigation and remediation. The expected cleanup cost for the site is uncertain but has been estimated at $5,000,000.

The Fund believes the EPA evidence of the Fund’s connection with the Chem-Fab site is weak and that any ferrous chloride of the kind the Fund produced and that may have been taken there caused no environmental harm. Based thereon, the Fund’s board of directors declined the invitation to remediate. On July 10, 2009, EPA acknowledged the refusal (as well as the refusals of the other three), indicating it would conduct an investigation and remediation study without outside participation. There has been no further contact from the EPA.

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NRM Investment Company
Notes to Financial Statements

August 31, 2010

5.	Environmental Liability (Continued)

The EPA, if it persists in its position that the Fund was in any way responsible, may bring formal action for reimbursement. Although the Fund will defend vigorously any such action that might be brought, counsel, at this early stage of the investigation, is unable to evaluate the risk other than to say it is serious and for the indefinite future should be regarded as material.

6.	Transactions in Capital Stock and Components of Net Assets

Transactions in fund shares for the years ended August 31 were as follows:

	2010		2009
	Shares	Amount	Shares	Amount
Shares issued	-	$-	-	$-
Shares issued in reinvestment of dividends	19	59	9	25
Shares redeemed	(1)	(5)	(90,003)	(241,207)

Net increase (decrease)	18	$54	(89,994)	$(241,182)

The components of net assets at August 31 are as follows:

	2010	2009
Capital shares, par value $.01 per share, 3,518,449 shares and 3,518,431 shares issued and outstanding at August 31, 2010 and August 31, 2009 (10,000,000 full and fractional shares authorized); and capital paid-in	$13,758,478	$13,758,424
Net realized loss on sale of investments*	(1,982,864)	(997,145)
Unrealized depreciation of investments	(345,297)	(1,967,992)
Undistributed net investment income	6,186	3,461

Net assets	$11,436,503	$10,796,748

*
Realized losses are the same for federal income tax purposes. Realized losses can be carried  forward until the year ended August 31, 2016 ($12,051), August 31, 2017 ($985,094) and August 31, 2018 ($985,719).

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NRM Investment Company
Notes to Financial Statements

August 31, 2010

7.	Distributions to Shareholders

The tax character of distributions paid during the years ended August 31are as follows:

	2010	2009
Distributions paid from:
Tax-exempt interest and dividends	$182,522	$166,097
Taxable qualified dividends	218,578	168,506
Taxable ordinary dividends	-	1,354
Long-term capital gains	-	-

	$401,100	$335,957

8.	Subsequent Events

During 2009, the Fund adopted Financial Accounting Standards Board (FASB) guidance now codified as FASB ASC Topic 855, Subsequent Events. This guidance establishes general standards for accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued. The subsequent event guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition in the financial statements, identifies the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in the financial statements, and the disclosures that should be made about events or transactions that occur after the balance sheet date.

9.	Concentration of Credit Risk

During the current period, the Fund had cash balances in excess of federally insured limits.

10.	Cash and Cash Equivalents

The Fund considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

In the normal course of business, the Fund’s marketable securities transactions, money balances and marketable security positions are transacted with a broker. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

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NRM Investment Company
Notes to Financial Statements

August 31, 2010

Fund’s Expenses

Fees and Expenses
The following table describes the fees and expenses you may pay if you by and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in the prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2010:

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) imposed on Reinvested Dividends	None
Redemption Fees	None
Account Service Fees	None

            Annual Fund Operating Expenses
(Expenses deducted from the Fund’s assets)
Management Expenses	.30%
12b-1 Distribution Fees	None
Other Expenses	1.09%
Total Annual Fund Operating Expenses	1.39%

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

$146	$453	$728	$1,660

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